Exhibit 21(a)

ENERGY FUTURE HOLDINGS CORP.

SUBSIDIARY HIERARCHY

Jurisdiction
Energy Future Holdings Corp.	Texas
Energy Future Competitive Holdings Company	Texas
Texas Competitive Electric Holdings LLC	Delaware
TCEH Finance, Inc.	Delaware
Generation MT Company LLC	Delaware
EFH CG Holdings Company LP1	Texas
DFW Midstream Services LLC	Texas
Luminant Holding Company LLC	Delaware
Luminant Energy Company LLC	Texas
Luminant ET Services Company	Texas
Luminant Energy Trading California Company	Texas
Luminant Energy Trading Canada Limited	Canada
EFH CG Holdings Company LP2	Texas
Luminant Energy Services Company	Texas
Luminant Generation Company LLC	Texas
Nuclear Energy Future Holdings LLC	Delaware
Nuclear Energy Future Holdings II LLC	Delaware
Nuclear Project Company LLC	Delaware
Valley NG Power Company LLC	Texas
Luminant Renewables Company LLC	Texas
Fuelco LLC[3]	Delaware
EFH CG Holdings Company LP4	Texas
Generation SVC Company	Texas
Luminant Power Services Company	Delaware
Big Brown 3 Power Company LLC	Texas
Big Brown Power Company LLC	Texas
Collin Power Company LLC	Delaware
DeCordova Power Company LLC	Texas
Lake Creek 3 Power Company LLC	Texas
Martin Lake 4 Power Company LLC	Texas
Monticello 4 Power Company LLC	Texas
Morgan Creek 7 Power Company LLC	Texas
Oak Grove Management Company LLC	Delaware
Oak Grove Power Company LLC	Texas
Sandow Power Company LLC	Texas
Tradinghouse 3 & 4 Power Company LLC	Texas
Tradinghouse Power Company LLC	Texas
Valley Power Company LLC	Texas
Luminant Mining Services Company	Delaware
Big Brown Lignite Company LLC	Texas
Luminant Big Brown Mining Company LLC	Texas
Luminant Mining Company LLC	Texas
Oak Grove Mining Company LLC	Texas
Luminant Mineral Development Company LLC	Texas
NCA Resources Development Company LLC	Texas
Wichita/Victory Avenue LLC	Texas

Jurisdiction
TXU Energy Retail Company LLC	Texas
TXU Retail Services Company	Delaware
EFH CG Holdings Company LP5	Texas
TXU SESCO Company LLC	Texas
TXU SESCO Energy Services Company	Texas
TXU Energy Solutions Company LLC	Texas
TXU Chilled Water Solutions Company	Texas
TXU SEM Company	Delaware
TXU Energy Retail Management Company LLC	Delaware
Energy Future Intermediate Holding Company LLC	Delaware
Oncor Electric Delivery Holdings Company LLC	Delaware
Oncor Electric Delivery Company LLC	Delaware
Oncor Electric Delivery Transition Bond Company LLC	Delaware
EFH CG Holdings Company LP6	Texas
Oncor License Holdings Company LLC	Texas
Oncor Communications Holdings Company LLC	Delaware
EFH Corporate Services Company	Texas
Dallas Power and Light Company Inc. (name holder entity only)	Texas
Lone Star Energy Company Inc. (name holder entity only)	Texas
Lone Star Pipeline Company Inc. (name holder entity only)	Texas
Southwestern Electric Service Company Inc. (name holder entity only)	Texas
Texas Electric Service Company Inc. (name holder entity only)	Texas
Texas Energy Industries Company Inc. (name holder entity only)	Texas
Texas Power and Light Company Inc. (name holder entity only)	Texas
Texas Utilities Company Inc. (name holder entity only)	Texas
Texas Utilities Electric Company Inc. (name holder entity only)	Texas
TXU Electric Company Inc. (name holder entity only)	Texas
EFH CG Management Company LLC	Texas
EFH CG Holdings Company LP7	Texas
EFH Communications Holdings Company LLC	Delaware
Generation Development Company LLC	Delaware
NCA Development Company LLC	Texas
EFH Industries Company LLC	Delaware
EFH Properties Company	Texas
Communications License Holdings I Inc.	Texas
EFH Investment Company	Texas
Basic Resources Inc.	Texas
TXU Receivables Company	Delaware
EFH CC Holdings Company LLC	Texas
EFH Vermont Insurance Company	Vermont
LSGT Gas Company LLC	Texas
LSGT Processing Company	Texas
Lone Star Energy Services, Inc	Texas
ENS Holdings I, Inc.	Texas
ENS Holdings II, Inc.	Texas
ENS Holdings Limited Partnership[8]	Texas
LSGT SACROC, Inc.[9]	Texas
LSGT Finance (II), Inc.	Texas
LSGT House Inc.	Texas
Enserch Finance N.V.	Netherlands Antilles
LSGT International Investments Limited	Delaware
Humphreys & Glasgow Limited	United Kingdom

Jurisdiction
EEC Holdings, Inc	Nevada
EECI, Inc.	Nevada
Ebasco Services of Canada, Ltd	Canada
EFH CG Holdings Company LP10	Texas
EFH Australia (No. 2) Holdings Company	Delaware
EFH FS Holdings Company	Delaware
TXU Europe Limited	United Kingdom
TXU Europe CP Inc	Delaware
TXU Eastern Finance (A) Ltd	United Kingdom
TXU Eastern Finance (B) Ltd	United Kingdom
TXU Eastern Funding Company[11]	United Kingdom
EFH Finance (No. 2) Holdings Company	Delaware
TXU Finance (No. 2) Limited[12]	United Kingdom

[1]	0.3% ownership interest
[2]	22% ownership interest
[3]	33% ownership interest
[4]	2.4% ownership interest
[5]	28.4% ownership interest
[6]	19.5% ownership interest
[7]	21.5% ownership interest
[8]	99% owned by ENS Holdings II, Inc. and 1% owned by ENS Holdings I, Inc.
[9]	0.35% owned by ENS Holdings Limited Partnership and 99.65% owned by LSGT Finance (II), Inc.
[10]	5.9% ownership interest
[11]	50% owned by TXU Eastern Finance (A) Ltd and 50% owned by TXU Eastern Finance (B) Ltd
[12]	10% owned by EFH Finance (No. 2) Holdings Company and 90% owned by TXU Europe Limited